NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund

Supplement dated June 11, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Amundi Strategic Income Fund

Effective June 26, 2025, the Prospectus is amended as follows:

1.	The Nationwide Amundi Strategic Income Fund is renamed the “Nationwide Strategic Income Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE